UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2010

Transgenomic, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30975	91-1789357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12325 Emmet Street Omaha, NE		68164
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (402) 452-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Transgenomic, Inc. (“We” or “Company”) on January 4, 2011 reporting that We acquired substantially all of Clinical Data, Inc.’s assets and rights relating to FAMILION Testing and Pharmacogenomics Biomarker Development Business ( “FAMILION” or “FAMILION Product Line”). This Amendment No. 1 is being filed to include the financial information required under Item 9.01 that We previously omitted in accordance with Item 9.01(a)(4) and Item 9.01(b)(2).

Historical audited financial statements of an acquired business are required if the acquisition exceeds certain quantitative tests of significance. FAMILION represents a significant acquisition at a level requiring two years of historical audited financial statements. We concluded that it was impracticable to prepare full financial statements of FAMILION and, in January 2011, began a dialogue with the staff of the Division of Corporate Finance of the Securities and Exchange Commission (the “Staff”) regarding the financial statements and pro forma financial information of the acquired FAMILION Product Line required by Item 9.01 of Form 8-K. In a letter dated January 19, 2010, the Staff indicated that, on the basis of the unique facts and circumstances, the Division would not object to the presentation of statements of assets acquired and liabilities assumed and statements of revenues and direct expenses of the acquired FAMILION Product Line in lieu of full financial statements.

The conclusion that it was impracticable to prepare full historical financial statements for the FAMILION Product Line was based on a number of factors, including:

•

FAMILION was neither a separate legal entity nor an entity that had been subject to discrete financial reporting. On a historical basis, separate financial statements for FAMILION had never been prepared.

•	Clinical Data, Inc. did not maintain separate general and administrative support functions for FAMILION.

•	Certain expenses, such as interest and income taxes, had never been allocated to FAMILION.

In addition to the conclusion that full financial statements were impracticable, We believe that the historical information that follows is a more meaningful financial reporting alternative than full financial statements since it provides information that is specific to the FAMILION Product Line.

Since We filed our Form 10-K on March 14, 2011, prior to this Form 8-K/A, a pro forma balance sheet is neither required nor presented.

Item 9.01 of the Current Report on Form 8-K filed by Transgenomic, Inc. on January 4, 2011 is hereby amended to read as follows:

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

The unaudited statements of (i) assets acquired and liabilities assumed, (ii) revenues and direct expenses, (iii) changes in parent company’s net investment and (iv) cash flows of the acquired FAMILION Product Line as of and for the nine months ended December 29, 2010 and the audited statements of (i) assets acquired and liabilities assumed, (ii) revenues and direct expenses, (iii) changes in parent company’s net investment and (iv) cash flows of the acquired FAMILION Product Line as of and for the fiscal years ended March 31, 2010 and 2009 are filed as Exhibit 99.2 to this Amendment No. 1 on Form 8-K and incorporated herein by reference.

(b) Forward Looking Financial Information.

The unaudited forward looking financial information is filed as Exhibit 99.3 to this Amendment No. 1 on Form 8-K and incorporated herein by reference.

(d) Exhibits

The exhibits to this report are listed in the Exhibit Index beginning on page 4 hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 14, 2011	Transgenomic, Inc.

	By:	/s/ Brett Frevert
Brett Frevert
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Asset Purchase Agreement, dated November 29, 2010 by and among PGxHealth, LLC, Clinical Data, Inc. and Transgenomic, Inc.

2.2*	Amendment to Asset Purchase Agreement, dated December 29, 2010, by and among PGxHealth, LLC, Clinical Data, Inc. and Transgenomic, Inc.

99.1*	Press Release of Transgenomic, Inc. dated December 29, 2010

99.2	Unaudited statement of revenues and direct expenses of the FAMILION Product Line for the period April 1, 2010 – December 29, 2010 and audited statement of assets acquired and liabilities assumed and statements of revenue and direct expenses as of and for the fiscal years ended December 31, 2010 and 2009

99.3	Unaudited Pro Forma Financial Statements and Supplementary Data

*	Previously filed as an exhibit to the Current Report on Form 8-K filed on January 4, 2011 incorporated herein by reference.

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